Exhibit 10.40

Payment Deferral Agreement

This payment Deferral AGREEMENT (this “Agreement”) is entered into as of March 1, 2019, by and between ACCELERIZE INC., a Delaware corporation (“Borrower”), and SAAS CAPITAL FUNDING II, LLC, a Delaware limited liability company (“Lender”).

Recitals

A.     Lender and Borrower have entered into that certain Loan and Security Agreement dated as of May 5, 2016, as amended by that certain First Amendment to Loan and Security Agreement, dated as of November 29, 2016, as further amended by that certain Second Amendment to Loan and Security Agreement, dated as of May 5, 2017, as further amended by that certain Third Amendment to Loan and Security Agreement, dated as of June 16, 2017, as further amended by that certain Fourth Amendment to Loan and Security Agreement, dated as of August 14, 2017, as further amended by that certain Fifth Amendment to Loan and Security Agreement, Limited Waiver and Consent, dated as of November 8, 2017, as further amended by that certain Sixth Amendment to Loan and Security Agreement and Consent, dated as of January 25, 2018, as further amended by that certain Seventh Amendment to Loan and Security Agreement, dated as of May 31, 2018, as further amended by that certain Eighth Amendment to Loan and Security Agreement, dated as of June 13, 2018, as further amended by that certain Ninth Amendment to Loan and Security Agreement and Limited Waiver, dated as of August 31, 2018 and as further amended by that certain Tenth Amendment to Loan and Security Agreement (the “Tenth Amendment”), dated as of January 23, 2019 (and as it may be further amended, modified, supplemented or restated from time to time prior to the date hereof, the “Loan Agreement”).

B.     Lender has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.     Borrower has requested that Lender agree to defer certain payments due or to become due with respect to the Notes.

D.     Lender has agreed to defer certain payments due or to become due to it by Borrower, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.     Definitions. Capitalized terms used but not defined in this Agreement shall have the respective meanings given to such terms in the Loan Agreement.

2.       Payment Deferral.

2.1     Deferral of January 2019 Principal Payment. Pursuant to the Tenth Amendment, Lender agreed, subject to certain terms and conditions, to defer the payment of $225,420.56 (the “January Deferred Principal Amount”) of the total amount of principal and interest that was due and payable by Borrower to Lender on January 15, 2019, until the earlier of (a) March 15, 2019 and (b) the date all Obligations become due and payable pursuant to Section 9.1(a) of the Loan Agreement or otherwise. Lender hereby agrees to further defer the payment of the January Deferred Principal Amount until the earlier of (a) May 15, 2019 and (b) the date all Obligations become due and payable pursuant to Section 9.1(a) of the Loan Agreement or otherwise (such earlier date, the “January Deferred Payment Due Date”). The January Deferred Principal Amount shall continue to accrue interest from the date of the Tenth Amendment until paid in full at the rate of 11.78% per annum, with such interest to be due and payable on the January Deferred Payment Due Date. Failure by Borrower to pay any amounts due and owing under this Section 2.1 shall be an Event of Default under Section 8.1.1 of the Loan Agreement.

2.2     Deferral of February 2019 Principal Payment. Borrower hereby acknowledges that a payment of principal and interest is due and payable to Lender on February 15, 2019, with respect to each outstanding Note and the aggregate principal owed on such date is $287,900.30 (the “February Principal Amount”) and the aggregate amount of interest owed on such date is $39,829.19. Lender hereby agrees to defer the payment of $137,900.30 of the February Principal Amount (the “February Deferred Principal Amount”) until the earlier of (a) May 15, 2019 and (b) the date all Obligations become due and payable pursuant to Section 9.1(a) of the Loan Agreement or otherwise (such earlier date, the “February Deferred Payment Due Date”), provided, that (i) the balance of the February Principal Amount is paid by Borrower to Lender on or before February 15, 2019 and (ii) all accrued and unpaid interest on each Note (other than the accrued and unpaid interest with respect to the January Deferred Principal Amount) is paid by Borrower to Lender on or before February 15, 2019. The February Deferred Principal Amount shall accrue interest from the date of this Agreement until paid in full at the rate of 11.78% per annum, with such interest to be due and payable on the February Deferred Payment Due Date. Failure by Borrower to pay any amounts due and owing under this Section 2.1 shall be an Event of Default under Section 8.1.1 of the Loan Agreement.

2.3     Deferral of March 2019 Principal Payment. Borrower hereby acknowledges that a payment of principal and interest is due and payable to Lender on March 15, 2019, with respect to each outstanding Note and the aggregate principal owed on such date is $290,401.61 (the “March Principal Amount”) and the aggregate amount of interest owed on such date is $37,327,88. Lender hereby agrees to defer the payment of $140,401.61 of the March Principal Amount (the “March Deferred Principal Amount”) until the earlier of (a) May 15, 2019 and (b) the date all Obligations become due and payable pursuant to Section 9.1(a) of the Loan Agreement or otherwise (such earlier date, the “March Deferred Payment Due Date”), provided, that (i) the balance of the March Principal Amount is paid by Borrower to Lender on or before March 15, 2019 and (ii) all accrued and unpaid interest on each Note (other than the accrued and unpaid interest with respect to the January Deferred Principal Amount and the February Deferred Principal Amount) is paid by Borrower to Lender on or before March 15, 2019. The March Deferred Principal Amount shall accrue interest from the date of this Agreement until paid in full at the rate of 11.78% per annum, with such interest to be due and payable on the March Deferred Payment Due Date. Failure by Borrower to pay any amounts due and owing under this Section 2.1 shall be an Event of Default under Section 8.1.1 of the Loan Agreement.

3.       Limitations and Acknowledgments by Borrower.

3.1     The agreements set forth in Section 2 above are effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document other than as expressly set forth in Section 2 herein, or (b) otherwise prejudice any right or remedy which Lender may now have or may have in the future under or in connection with any Loan Document.

3.2     This Agreement shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein modified, are hereby ratified and confirmed and shall remain in full force and effect.

3.3     As of the date hereof, Borrower acknowledges and agrees that the Obligations of Borrower under the Loan Documents are not subject to any restriction, setoff, deduction, claim, counterclaim or defense of any kind or character whatsoever.

4.       Representations and Warranties. To induce Lender to enter into this Agreement, Borrower hereby represents and warrants to Lender as follows:

4.1     Immediately after giving effect to this Agreement (a) the representations and warranties contained in the Loan Documents, are true, accurate and complete as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2     Borrower has the power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and the Loan Agreement;

4.3     The organizational documents of Borrower delivered to Lender on or about May 5, 2016, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4     The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under this Agreement have been duly authorized;

4.5     The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under this Agreement do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6     The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under this Agreement, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made;

4.7     This Agreement has been duly executed and delivered by Borrower and this Agreement is the binding obligation of Borrower, enforceable against Borrower in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

4.8     Borrower has not assigned the Loan Agreement or any of its rights or obligations (including, without limitation, the Obligations) thereunder.

5.      Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes.

6.     Expenses. Without limitation of the terms of the Loan Documents, and as a condition to the effectiveness of this Agreement, Borrower shall reimburse Lender for all its costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Lender in connection with this Agreement or that are otherwise outstanding. Lender, at its discretion, is authorized (x) to charge said fees, costs and expenses to Borrower’s loan account or any of Borrower’s deposit accounts or (y) to directly invoice Borrower for such fees, costs and expenses.

7.     No Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

8.     Loan Documents; Indemnity. For purposes of clarity and not by way of limitation, Borrower and Lender acknowledge and agree that this Agreement is one of the Loan Documents and that the indemnification provided pursuant to Section 12.2 of the Loan Agreement applies hereto.

9.     Effectiveness. This Agreement shall be deemed effective and the agreements set forth herein are conditioned upon (a) the due execution and delivery of this Agreement by each party hereto, (b) the due execution and delivery of that certain Second Amendment to Subordination Agreement by each party thereto, (c) the delivery to Lender of true, accurate and complete copies of any amendments to the Beedie Subordinated Debt Documents, as in effect as of the date hereof, in form and substance reasonably satisfactory to Lender, duly executed by the parties thereto, and (d) the payment by Borrower of the fees and expenses set forth in Section 6 above.

10.     Release. As a material part of the consideration for Lender entering into this Agreement, Borrower hereby releases and forever discharges Lender and Lender’s predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys and other professionals, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever and whether arising at law or in equity, presently possessed, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, presently accrued, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted arising out of, arising under or related to the Loan Documents, that Borrower may have or allege to have against any or all of the Lender Group and that arise from events occurring before the date hereof.

11.     Governing Law. This Agreement and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

12.     JURY TRIAL WAIVER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

13.     ENTIRE AGREEMENT; NO COURSE OF DEALING. THIS AGREEMENT IS A LOAN DOCUMENT. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT NEITHER THE AGREEMENTS AND EXTENSIONS CONTAINED HEREIN NOR ANY OTHER AGREEMENTS OR EXTENSIONS GRANTED TO BORROWER SHALL BE INTERPRETED OR CONSTRUED UNDER ANY CIRCUMSTANCES AS HAVING ESTABLISHED A COURSE OF DEALING OR COURSE OF CONDUCT BINDING UPON THE LENDER IN THE FUTURE OR OTHERWISE CREATING ANY FUTURE OBLIGATIONS ON THE PART OF LENDER TO PROVIDE OR AGREE TO ANY SIMILAR AGREEMENT OR EXTENSION AT ANY TIME.

[Signatures on next page]

In Witness Whereof, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

LENDER		BORROWER

SAAS CAPITAL FUNDING II, LLC		ACCELERIZE INC.

By:	/s/ Todd Gardner	By:	/s/ Brian Ross
Name:	Todd Gardner	Name:	Brian Ross
Title:	President	Title:	Chief Executive Officer

Signature page to Payment Deferral

Agreement